
                                                                      UACSC 97-C
                   UNION ACCEPTANCE CORPORATION
                            (Servicer)
                       MONTH ENDING 12/31/97

PRINCIPAL BALANCE RECONCILIATION                  D O L L A R S                                                          NUMBERS
                                                 CLASS A-1        CLASS A-2         CLASS A-3       TOTAL CLASS A's
                                                -------------   -------------     --------------     --------------       ------
Original Principal Balance                      27,495,000.00   87,325,000.00     103,570,162.24     218,390,162.24       15,568
Beginning Period Principal Balance               8,389,155.07   87,325,000.00     103,570,162.24     199,284,317.31       14,621
Principal Collections - Scheduled Payments       2,341,088.86            0.00               0.00       2,341,088.86
Principal Collections - Payoffs                  2,425,733.78            0.00               0.00       2,425,733.78          212
Principal Withdrawal from Payahead                   4,828.41            0.00               0.00           4,828.41
Gross Principal Charge Offs                        257,258.07            0.00               0.00         257,258.07           17
Repurchases                                         30,668.62            0.00               0.00          30,668.62            5
                                                -------------   -------------     --------------     --------------       ------
Ending Balance                                   3,329,577.33   87,325,000.00     103,570,162.24     194,224,739.57       14,387
                                                =============   =============     ==============     ==============       ======


Certificate Factor                                  0.1210976       1.0000000          1.0000000          0.8893475
Pass Through Rate                                      6.2104%          6.290%             6.490%            6.3748%


CASH FLOW RECONCILIATION
Principal Wired                                                                                        4,791,471.97
Interest Wired                                                                                         2,140,075.22
Withdrawal from Payahead Account                                                                           7,932.81
Repurchases (Principal and Interest)                                                                      31,298.63
Charge Off Recoveries                                                                                     28,823.53
Interest Advances                                                                                         47,184.63
Certificate Account Interest Earned                                                                       23,140.36
Spread Account Withdrawal                                                                                      0.00
Class A Surety Bond Draw for
     Class I Interest                                                                                          0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                                                             0.00
                                                                                                     --------------

Total Cash Flow                                                                                        7,069,927.15
                                                                                                     ==============

TRUSTEE DISTRIBUTION  (1/08/98)

Total Cash Flow                                                                                        7,069,927.15
Unrecovered Advances on Defaulted Receivables                                                              9,229.98
Servicing Fee (Due and Unpaid)                                                                                 0.00
Interest to Class A-1 Certificateholders                                                                  44,863.90
Interest to Class A-2 Certificateholders                                                                 457,728.54
Interest to Class A-3 Certificateholders                                                                 560,141.96
Interest to Class I Certificateholders                                                                   206,895.97
Principal to Class A-1 Certificateholders                                                              5,059,577.74
Principal to Class A-2 Certificateholders                                                                      0.00
Principal to Class A-3 Certificateholders                                                                      0.00
Surety Bond Premium                                                                                       25,087.36
Interest Advance Recoveries from Payments                                                                 27,580.17
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                      0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                        0.00
Deposit to Payahead                                                                                       28,442.86
Certificate Account Interest to Servicer                                                                  23,140.36
Payahead Account Interest to Servicer                                                                        543.12
Excess                                                                                                   626,695.19
                                                                                                     --------------

Net Cash                                                                                                      (0.00)
                                                                                                     ==============

Servicing Fee Retained from Interest Collections                                                         166,070.26

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                                                               0.00
Beginning Balance                                                                                      2,277,271.07
Trustee Distribution of Excess                                                                           626,695.19
Interest Earned                                                                                            9,460.75
Spread Account Draws                                                                                           0.00
Reimbursement for Prior Spread Account Draws                                                                   0.00
Distribution of Funds to Servicer                                                                       (183,549.98)
                                                                                                     --------------
Ending Balance                                                                                         2,729,877.03
                                                                                                     ==============

Required Balance                                                                                       2,729,877.03



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                                                      10,919,508.11
                                                                                                     --------------
Beginning Balance                                                                                      7,686,944.80
Reduction Due to Spread Account                                                                         (452,605.96)
Reduction Due to Principal Reduction                                                                    (252,978.89)
                                                                                                     --------------
Ending Balance                                                                                         6,981,359.95
                                                                                                     ==============

First Loss Protection Required Amount                                                                  6,981,359.95
First Loss Protection Fee %                                                                                    2.00%
First Loss Protection Fee                                                                                 12,023.45



SURETY BOND  RECONCILIATION


Original Balance                                                                                     218,390,162.24
                                                                                                     --------------
Beginning Balance                                                                                    198,476,349.56
Draws                                                                                                          0.00
Reimbursement of Prior Draws                                                                                   0.00
                                                                                                     --------------
Ending Balance                                                                                       198,476,349.56
                                                                                                     ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                           192,930,563.18
                                                                                                     ==============

Required Balance                                                                                     192,930,563.18


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                        133,008.65
Deposit                                                                                                   28,442.86
Payahead Interest                                                                                            543.12
Withdrawal                                                                                                 7,932.81
                                                                                                     --------------
Ending Balance                                                                                           154,061.82
                                                                                                     ==============


CURRENT DELINQUENCY
                                                                      GROSS
# PAYMENTS DELINQUENT      NUMBER          BALANCE      PRINCIPAL    INTEREST
                           ------      ------------     ---------    ---------
1 Payment                    152       2,103,225.18     22,230.28    26,064.83
2 Payments                    82       1,070,916.83     24,003.56    26,071.08
3 Payments                    38         544,239.64     15,253.00    21,205.58
                             ---       ------------     ---------    ---------
Total                        272       3,718,381.65     61,486.84    73,341.49
                             ===       ============     =========    =========

Percent Delinquent         1.891%             1.914%




DELINQUENCY RATE (60+)
                                                         RECEIVABLE
                                       END OF PERIOD     DELINQUENCY
PERIOD               BALANCE           POOL BALANCE          RATE
------               -------           ------------          ----
Current            1,615,156.47       194,224,739.57         0.83%
1st Previous       1,254,227.91       199,284,317.31         0.63%
2nd Previous         389,899.55       204,085,456.33         0.19%


NET LOSS RATE

                                                                                            DEFAULTED
                                                       LIQUIDATION       AVERAGE             NET LOSS
PERIOD                                   BALANCE        PROCEEDS       POOL BALANCE        (ANNUALIZED)
------                                   -------        --------       ------------        ------------
Current                                 257,258.07      28,823.53     196,754,528.44          1.39%
1st Previous                             24,417.40           0.00     201,684,886.82          0.15%
2nd Previous                                  0.00           0.00     207,156,948.62          0.00%

Gross Cumulative Charge Offs            281,675.47
Number of Repossessions                         20
Number of Inventoried Autos EOM                 12


EXCESS YIELD TRIGGER
                                                            EXCESS YIELD
                         EXCESS          END OF PERIOD       PERCENTAGE
PERIOD                    YIELD          POOL BALANCE       (ANNUALIZED)
------                    -----          ------------       ------------
Current                692,491.32       194,224,739.57         4.28%
1st Previous           752,439.79       199,284,317.31         4.53%
2nd Previous           978,388.26       204,085,456.33         5.75%
3rd Previous           715,673.93       210,228,440.90         4.09%
4th Previous
5th Previous

                                             CURRENT
                                              LEVEL       TRIGGER        STATUS
                                              -----       -------        ------
Six Month Average Excess Yield                 N/A         1.50%           N/A

Trigger Hit in Current or any Previous Month                                NO



DATE: 1/5/98                                     /s/ Nancy Meltabarger
                                                 ---------------------------
                                                      NANCY MELTABARGER
                                                  ASSISTANT VICE PRESIDENT